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                                  EXHIBIT (10)




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                AGREEMENT PROVIDING FOR REORGANIZATION OF R & J
                WAREHOUSE LENDING, L.L.C. INTO R J LENDING, INC.


         THIS AGREEMENT is dated as of February 15, 2002 and is entered into by R & J WAREHOUSE LENDING, LLC ("LLC"), R J LENDING, INC. ("RJ Inc") and the undersigned member of LLC.

                                  BACKGROUND

         It has been determined that the business of LLC may more appropriately be conducted if LLC converts to the corporate form of business organization. Accordingly, Articles of Incorporation have been filed for RJ, Inc. with the Department of State, State of Florida and a Certificate of Incorporation for RJ, Inc. has been issued by the Department of State, State of Florida on January 31, 2002.

         The undersigned, together with all other members of LLC have consulted with the Managing Member of LLC which is R & J One of Sarasota, Inc. The Managing Member is constituted by Ronald R. Shenkin and John Kurz. Accordingly, it is agreed and acknowledged by LLC, RJ, Inc. and the undersigned member as follows:

         RJ, Inc. will assume all of the assets and liabilities of LLC, as such exist as of January 1, 2002, and at times subsequent to January 1, 2002. LLC will terminate its existence.

         The undersigned member hereby acknowledges that his membership interest in the LLC will also extinguish and that he will receive in its place the 12% Unsecured Subordinated Promissory Notes of RJ, Inc., the form of which 12% Unsecured Subordinated Promissory Note is included with this Agreement and by this reference made a part hereof.

         While the form of 12% Unsecured Subordinated Promissory Note is adopted as a part of this Agreement, the undersigned signatories to this Agreement acknowledge that the series of 12% Unsecured Subordinated Promissory Notes of RJ, Inc. incorporate the following terms and conditions:

         1. All payees of the 12% Unsecured Subordinated Promissory Notes shall be entitled to receive interest at the Note Rate of 12% based upon a 365 day year until the principal amount of each such Note is paid or fully converted into the Common Stock of RJ, Inc. as hereinafter described. The Note Rate interest shall be paid quarterly commencing March 31, 2002.

         2. Each payee of a 12% Unsecured Subordinated Promissory Note will be entitled to receive additional interest ("Additional Interest"), which Additional Interest shall be that cash determined available by the Board of Directors of RJ, Inc. and representative of the net income of RJ, Inc. for each of its fiscal years (December 31 of each year) which results from the operations of RJ,


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                  Inc. after provision for any corporate and other taxes
                  accrued and payable for such fiscal year and any then current absorption of any operating loss carry forward allocable to such fiscal year, such representative cash being distributed as a dividend to the holders of RJ, Inc.'s outstanding Common Stock as of the end of any such fiscal year and to the payees of the holders of the 12% Unsecured Subordinated Promissory Notes in accordance with the following formula:

                       Representative Cash    =  Each Common Stock or Note
                  ---------------------------    holder's entitlement to shares
                  Number of Shares of Common     of Representative Cash
                  Stock outstanding as of the    (assuming that Notes were
                  Close of Each Fiscal Year      fully converted at the close
                  assuming the conversion of     of such fiscal year)
                  all of the outstanding
                  principal amount of the
                  outstanding 12% Unsecured
                  Promissory Notes at the
                  conclusion of such fiscal
                  year of the Company's Notes
                  into Common Stock

         3. For a period of ten years from the date of each 12% Unsecured Subordinated Promissory Note, the payee thereof may convert his or her Note in whole or in part into shares of the Common Stock of RJ, Inc., $.01 par value (the "Common Stock" or the "Shares") at a conversion rate providing for the issuance of one share of such Common Stock for each $.6749 principal amount of Notes so converted. Such conversion right may not be terminated by the action of RJ, Inc. and shall be protected and is protected by anti- dilutive provisions requiring that in the event that the number of shares of Common Stock of RJ, Inc. outstanding from time to time is increased or decreased, the number of Shares issuable upon conversion of all or a portion of the principal amount of each such 12% Unsecured Subordinated Promissory Note shall be adjusted upward or downward to take into account such alteration in the number of Shares of RJ, Inc. outstanding, which increase or decrease in outstanding Shares occurs by reason of any stock split, stock dividend or reclassification or any business combination transaction with respect to which RJ, Inc. is a constituent and the surviving entity. In the event that RJ, Inc. is a constituent entity to any business combination in which it is not the surviving entity, then the conversion feature afforded each such 12% Unsecured Subordinated Promissory Note shall extinguish on the effective date of such business combination transaction or, if later, the termination date of RJ, Inc.'s existence.


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         4.       The principal and interest obligation represented by each 12%
                  Unsecured Subordinated Promissory Note is unsecured and subordinate, junior and inferior to the obligation of RJ, Inc. represented by its Secured Promissory Notes - First Series which may be outstanding from time to time, as well as any obligation of RJ, Inc. represented by the proceeds received and obligation arising from the receipt of such proceeds and owing by RJ, Inc. from time to time to any bank, deposit institution or other credit provider. The principal obligation of each of the 12% Unsecured Subordinated Promissory Notes may also be utilized by RJ, Inc. in initially and continually complying with the "net capital requirements" imposed by the Rules of the Division of Securities, Department of Banking and Finance, State of Florida, which requirement relates to the qualification by RJ, Inc. to function as its own issuer-dealer pursuant to the Florida Securities and Investor Protection Act and rules and regulations promulgated thereunder in order that it may act as its own distributor of its Secured Promissory Notes -
                  First Series.

         5. Each 12% Unsecured Subordinated Promissory Note and Shares issued upon conversion of all or part of any such 12% Unsecured Subordinated Promissory Note constitute Restricted Securities under the Securities Act of 1933, as amended (the "Act") or any applicable state securities statutes, including, without limitation, the Florida Securities and Investor Protection Act.

         6. At and subsequent to the time that 50% or more of the aggregate initial principal amount of all of the 12% Unsecured Subordinated Promissory Notes has been converted into Shares and upon receipt by RJ, Inc. of the written request of all of the holders of such Shares issued upon such conversion, RJ, Inc. shall cause to be promptly prepared a Registration Statement covering such Shares issued upon such conversion transactions and those Shares issuable upon conversion of the remaining outstanding principal amount of 12% Unsecured Subordinated Promissory Notes, which Registration Statement shall be filed under the Act and processed to effectiveness by RJ, Inc. at its expense. Such Registration Statement shall contain a form of Prospectus which when the Registration Statement becomes effective under the Act may be delivered by the holders of the Shares issued in such conversion transactions to be used by such holders in transactions relating to the sale of such Shares to the public.

         The signatories to this Agreement also acknowledge that RJ, Inc. may make one or more distributions to the holders of the 12% Unsecured Subordinated Promissory Notes if, in the reasonable judgment of RJ, Inc., such distributions are necessary to assist in the defrayal of any possible Federal income tax liability that a holder of a 12% Unsecured Subordinated Promissory Note may have incurred by reason of the conversion of LLC to corporate form.


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         The undersigned Member hereby accepts such 12% Unsecured Subordinated
Promissory Note in principal amount of $____________ as the undersigned's interest in RJ, Inc. and in complete replacement of the undersigned's membership interest in LLC.

         Dated at Sarasota, Florida as of the date and year first above written.


                                            R & J WAREHOUSE LENDING, LLC

                                            By R & J ONE OF SARASOTA, INC., its
                                            Managing Member


                                            By
                                              ---------------------------------
                                              Ronald R. Shenkin, President

                                            R J LENDING, INC.


                                            By
                                              ---------------------------------
                                              Ronald R. Shenkin, President


ATTEST:


----------------------------------
          Secretary


                                            -----------------------------------
                                                    Signature of Member

                                            -----------------------------------
                                                      Please Print Name


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$                                                                         , 2002
 -------------------                                       ---------------


                                R J LENDING, INC.

                   12% UNSECURED SUBORDINATED PROMISSORY NOTE
                    IN AGGREGATE PRINCIPAL AMOUNT OF $500,000

         The undersigned, R J LENDING, INC., a corporation organized and existing pursuant to the laws of the State of Florida and having its principal place of business at Sarasota, Florida (the "Company") hereby promises to pay to the order of ________________________________________________________________
(the "Payee") the principal sum of $__________________, together with interest thereon calculated at the annual rate of twelve percent (12%) (based upon a 365 day year) until the principal amount of this Note is paid or fully converted into the Common Stock of the Company as hereinafter provided. The foregoing interest amount is subsequently referred to in this Note as the "Note Rate".

         The principal amount of this Note, $_________________, will be due and payable on a date which is 12 years from the date of the Note, together with any accrued interest unpaid on such date of principal repayment, unless the principal amount of this Note has been fully converted into the Common Stock of the Company as hereinafter provided.

         Interest at the Note Rate shall be paid to the Payee by the Company not less frequently and at the conclusion of each calendar quarter commencing on March 31, 2002. Such interest payment made on March 31, 2002 may involve an amount of interest less than an entire quarter as a result of the effective date of this Note as indicated above. The Payee shall also be entitled to the additional interest as provided for and described below.

         The principal obligation of this Note may not be prepaid by the Company except upon the receipt of the express written consent thereto by the Payee.

         The Company and the Payee acknowledge that this Note is being issued and delivered by the Company to the Payee in connection with the purchase by the Company of all of the assets and business of that Limited Liability Company known as R & J Warehouse Lending, L.L.C. and this Note is fully representative and given in full exchange for the Payee's membership interest in such limited liability company. R & J Warehouse Lending, L.L.C. has terminated its business activities and is in the process of terminating its existence.

         The Payee and all other holders of Notes of this type and series shall be entitled to receive additional interest ("Additional Interest"), which Additional Interest shall be that cash determined available by the Board of Directors of the Company and representative of the Company's net income for each of its fiscal years (December 31 of each year) which results from the Company's operations after provision for any corporate and other taxes


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accrued and payable for such fiscal year and any then current absorption of any operating loss carryforward allocable to such fiscal year, such representative cash being distributed as a dividend to the holders of the Company's outstanding Common Stock as of the end of any such fiscal year and to the Payee and other holders of this series of Notes in accordance with the following formula:

              Representative Cash
         -----------------------------     =     Each Common Stock or Note
         Number of Shares of Common              holder's entitlement to shares
         Stock outstanding as of the             of Representative Cash (as-
         Close of Each Fiscal Year as-           suming that Notes were fully
         suming the conversion of all            converted at the close of such
         of the outstanding principal            fiscal year)
         amount of the outstanding
         12% Unsecured Promissory
         Notes at the conclusion of
         such fiscal year of the Com-
         pany's Notes into Common
         Stock

         For a period of ten years from the date hereof, the Payee may convert the principal of this Note, in whole or in part, into shares of the Common Stock of the Company, $.01 par value (the "Common Stock" or the "Shares") at a conversion rate providing for the issuance of one share for each $.6749 principal amount of this Note so converted. Such conversion right may not be terminated by any action of the Company and shall be protected by anti-dilutive provisions requiring that in the event that the number of shares of Common Stock of the Company outstanding from time to time is increased or decreased, the number of Shares issuable upon conversion of all or a portion of the principal amount of this Note shall be adjusted upward or downward to take into account such alteration in the number of shares of Common Stock of the Company outstanding, which increase or decrease in outstanding Shares occurs by reason of any stock split, stock dividend or reclassification or any business combination transaction with respect to which the Company is a constituent and the surviving entity. In the event that the Company is a constituent entity to any business combination in which it is not the surviving entity, then the conversion feature herein afforded to the holder shall extinguish on the effective date of such business combination transaction or if later, the termination date of the Company's existence.

         The principal and interest obligation represented by this Note is unsecured and is subordinate, junior and inferior to the obligation of the Company represented by its Secured Promissory Notes - First Series which may be outstanding from time to time, as well as any obligation of the Company represented by the proceeds received and obligation arising from the receipt of such proceeds and owing by the Company from time to time to any bank, deposit institution or other credit provider. The principal obligation of each of the Notes may also be utilized by the Company in initially and continually complying with the "net capital requirements" imposed by the Rules of the Division of Securities, Department of


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Banking and Finance, State of Florida, which requirement relates to the qualification by the Company to function as its own issuer-dealer pursuant to the Florida Securities and Investor Protection Act and rules and regulations promulgated thereunder in order that it may act as its own distributor of its Secured Promissory Notes - First Series.

         This Note and the shares of Common Stock issuable upon conversion of all or a part of the principal amount of this Note have not been registered pursuant to the provisions of the Securities Act of 1933, as amended (the "Act") or any applicable state securities statute, including, without limitation, the Florida Securities and Investor Protection Act. Accordingly, this Note and the Shares issued upon conversion of all or a portion of the principal amount of this Note constitute Restricted Securities as defined under the Act and rules promulgated thereunder. This Note and Shares issued upon conversion of such Note may only be sold in the event that this Note and such Shares issued upon conversion become freely tradeable securities by reason of the registration thereof under the Act or the receipt by the Company of an opinion of its counsel that any proposed transfer of this Note or Shares issued upon all or a part of the conversion of the principal amount hereof constitutes a transaction exempt from the registration requirements of the Act.

         At and subsequent to the time that fifty percent (50%) or more of the aggregate initial principal amount of all Notes of this series has been converted into Common Stock of the Company, which initial principal amount is $500,000 and upon receipt by the Company of the written request of all of the holders of such Shares issued upon such conversion, the Company shall cause to be promptly prepared a Registration Statement covering such Shares issued upon such conversion transactions and those Shares issuable upon conversion of the remaining outstanding principal amount of Notes, which Registration Statement shall be filed under the Act and processed to effectiveness by the Company at its expense. Such Registration Statement shall contain a form of prospectus which, when the Registration Statement becomes effective under the Act, may be delivered by the holders of Notes receiving Shares in such conversion transactions to be used by such holders in transactions relating to the sale of such Shares to the public.

         Dated at Sarasota, Florida this _____ day of _______________, 2002.

                                         R J LENDING, INC.



                                         By
                                           -----------------------------------
                                           Ronald Shenkin, President and Chief
                                            Executive Officer
ATTEST:


-------------------------------------
John Kurz, Secretary


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